2017 Third Quarter Earnings Presentation October 27, 2017

Agenda THIRD QUARTER OBSERVATIONS • Craig Dahl (Chief Executive Officer) REVENUE / LOANS AND LEASES • Craig Dahl DEPOSITS / INTEREST RATES / EXPENSES / CAPITAL • Brian Maass (Chief Financial Officer) CREDIT • Jim Costa (Chief Risk Officer & Chief Credit Officer) CLOSING COMMENTS • Craig Dahl Q&A 2

CONTINUED FOCUS ON EXECUTING ON OUR STRATEGIC PILLARS IN 2017 • Net income of $60.5 million, up 7.5% year-over-year • Issued $175.0 million of 5.70% Series C Non-Cumulative Perpetual Preferred Stock ("NCPPS") and announced redemption of all 7.50% Series A NCPPS, resulting in a one- time reduction in net income available to common stockholders of $5.8 million and accrued dividends payable of $1.6 million, or 4 cents per common share • Net interest income growth and margin expansion to 4.61% primarily driven by higher average loan yields on variable- and adjustable-rate loans as interest rates have increased • Year-over-year improvement in efficiency ratio • Acquired $445.5 million of leasing and equipment finance loans and leases at fair value • Improved risk profile through a $21.8 million consumer real estate non-accrual loan sale • United States District Court for the District of Minnesota dismissed the Consumer Financial Protection Bureau's claims related to Regulation E and other claims prior to July 21, 2011 Third Quarter Observations Diversification 1 Profitable Growth 2 Operating Leverage 3 Core Funding 4 3

3,500 3,000 2,500 2,000 1,500 1,000 500 0 1,500 1,250 1,000 750 500 250 0 9/16 12/16 3/17 6/17 9/17 $2,732 $2,648 $2,780 $3,243 $3,240 $881 $860 $863 $525 $489 8.00% 6.00% 4.00% 2.00% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4.14% 4.19% 4.06% 4.04% 4.15% 5.01% 5.17% NET CHARGE-OFF RATIO2 1 Annualized and presented on a fully tax-equivalent basis 2 Annualized 3 Excludes non-accrual loans ($ millions) Auto Finance Update 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 0.09% 0.13% 0.20% 0.23% 0.13% 0.20% 0.25% 1.50% 1.20% 0.90% 0.60% 0.30% 0.00% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 0.81% 0.69% 0.86% 1.09% 1.12% 0.83% 1.13% 4 60+ DAY DELINQUENCIES3 LOAN YIELD1 AUTO FINANCE LOAN PORTFOLIO • Year-over-year auto finance originations down $392 million, or 44.5% ($ millions) Loans Held for Investment (left axis) Originations (right axis)

Leasing & Equipment Finance Update

Strategic Pillar
Profitable Growth 2

LEASING & EQUIPMENT FINANCE LOAN AND LEASE PORTFOLIO



($ millions)
5,000
4,000
3,000
2,000
1,000
0
$4,236
$4,336
$4,276
$4,334
$4,731
9/16
12/16
3/17
6/17
9/17

Leasing & Equipment Finance
$4.7 billion



Other 12%
Specialty Vehicles 29%
Trucks & Trailers 8%
Furniture & Fixtures 8%
Technology & Data Processing 6%
Golf Cart & Turf 9%
Construction 11%
Medical 7%
Manufacturing 10%

CONTINUED FOCUS ON GENERATING PROFITABLE GROWTH THROUGH EXECUTION OF A STRATEGIC ACQUISITION AND PORTFOLIO PURCHASE

- On June 16, 2017, acquired a leasing company platform which provides material handling equipment to primarily Fortune 500 companies
  - Included $52.3 million portfolio of leases, primarily made up of operating leases
  - Impacted leasing and equipment finance non-interest income and operating lease depreciation in 3Q17
- On September 29, 2017, completed a portfolio purchase of $445.5 million of loans and leases and $12.8 million of operating leases
  - Assets primarily in similar segments as existing portfolio
  - Income statement impact to begin in 4Q17 due to timing of the purchase

5

Investments and other Consumer real estate & other (first mortgage lien) Consumer real estate (junior lien) Auto financeLeasing & equipment finance Commercial Inventory finance Loans and leases held for sale Securities Other 3% Fees and service charges 32% ATM revenue 5% Card revenue 13% Leasing & equipment finance 31% Gains on sales of consumer real estate loans, net 7% Servicing fee income 9% NIM up 27 bps YoY 350 300 250 200 150 100 50 0 5.25% 5.00% 4.75% 4.50% 4.25% 4.00% 3Q16 4Q16 1Q17 2Q17 3Q17 $120 $332 $116 $327 $104 $326 $115 $342 $109 $343 4.34% 4.30% 4.46% 4.52% 4.61% Net Interest Margin1 3Q17 vs. 3Q16 revenue and net interest margin impacted by the following 3Q17 items: • Higher net interest income driven by a combination of higher variable- and adjustable-rate yields and loan and lease growth • Higher levels of leasing and equipment finance non- interest income due to the second quarter of 2017 leasing and equipment finance acquisition • Reduction in gains on sales and servicing fee income 1 Annualized Revenue Summary REVENUE DIVERSIFICATION $258 million Non-interest Income Interest Income ($ millions) $212 $211 $222 $227 $234 Non-interest Income Net Interest Income $109 million Strategic Pillars Diversification 1 Profitable Growth 2 6 1% 10% 17% 17% 19% 15% 16% 1% 4%

9/16 12/16 3/17 6/17 9/17 $17,384 $17,844 $17,975 $18,367 $18,988 16% 19% 24% 15% 14% 12% 14% 18% 24% 15% 16% 13% 14% 19% 23% 18% 15% 11% • Year-over-year loan and lease growth in wholesale businesses: • Inventory Finance up 13.9% • Leasing & Equipment Finance up 11.7% • Commercial up 10.8% • Acquired $445.5 million of leasing and equipment finance loans and leases at fair value • Strong loan and lease diversification by asset class, geography, rate, average loan and lease size, estimated weighted average life and collateral type Loan and Lease Portfolio ($ millions) 13% 18% 24% 16% 15% 14% Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate - Junior Lien Consumer Real Estate & Other - First Mortgage Lien 14% 18% 25% 17% 16% 10% Strategic Pillar Diversification 1 Loan and lease growth of 9.2% YoY 7 $17,385

BALANCE SHEET ASSET SENSITIVITY AND CONTINUED PRICING DISCIPLINE RESULTING IN STRONG YIELD PERFORMANCE 3Q16 4Q16 1Q17 2Q17 3Q17 Consumer Real Estate: First Mortgage Lien 5.35% 5.22% 5.33% 5.35% 5.33% Junior Lien 5.60 5.64 5.82 6.01 6.13 Commercial 4.22 4.25 4.43 4.50 4.72 Leasing & Equipment Finance 4.48 4.43 4.48 4.48 4.53 Inventory Finance 6.07 5.80 5.93 6.22 6.71 Auto Finance 4.06 4.04 4.15 5.01 5.17 Total Loans and Leases 4.88 4.82 4.95 5.15 5.31 Peer Group2 Average 4.39 4.41 4.41 4.52 N.A. 1 Annualized and presented on a fully tax-equivalent basis 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of June 30, 2017 that have reported loan and lease yields for the past four quarters, includes loans held for sale (source: SNL Financial) N.A. Not Available Loan and Lease Yields1 Strategic Pillars Diversification 1 Profitable Growth 2 8

18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 3Q16 4Q16 1Q17 2Q17 3Q17 $17,148 $17,069 $17,106 $17,323 $17,649 • Relative value of retail deposits increasing as short-term interest rates rise • 88% of average deposit balances are consumer • Average checking balances increased 6.6% year-over-year • Average interest rate on deposits up one basis point year-over-year 0.37% 0.35% 0.33% 0.33% 0.38% Average interest cost: Deposit Generation Average Balances ($ millions) Certificates of Deposit Money Market Savings Checking Strategic Pillars Profitable Growth 2 Core Funding 4 25% 15% 27% 33% 25% 14% 27% 34% 24% 14% 28% 34% 24% 13% 28% 35% 26% 12% 28% 34% 9

4.65 4.55 4.45 4.35 4.25 1Q 2Q 3Q 4Q 4.37 4.35 4.34 4.30 4.46 4.52 4.61 Positive Impact of Rising Interest Rates • Strong yield expansion in variable- and adjustable-rate portfolios due to rising interest rates • Inventory finance yields impacted by both seasonality and rising interest rates • Net interest margin increase of 27 basis points year-over-year driven by yield expansion and loan growth in variable- and adjustable-rate portfolios Strategic Pillars Diversification 1 Profitable Growth 2 NET INTEREST MARGIN TRENDS1 FY16: 4.34% YTD 3Q17: 4.53% 10 7.20 6.80 6.40 6.00 5.60 5.20 1Q 2Q 3Q 4Q 5.61 5.83 5.665.68 5.74 6.07 5.80 5.93 6.71 INVENTORY FINANCE YIELD TRENDS1 6.22 5.71 (Percent) IMPACT ON VARIABLE- AND ADJUSTABLE-RATE PORTFOLIOS1 (Percent) 2015 2016 2017 2016 2017 Quarter ended 3Q16 3Q17 Change Consumer Real Estate 5.29% 5.91% 62 bps Commercial 3.91 4.76 85 Inventory Finance 6.07 6.71 64 1 Annualized and presented on a fully tax-equivalent basis

• Operating lease depreciation year-over- year increase offset by an increase in leasing and equipment finance operating lease revenue • Compensation and employee benefits expense and other non-interest expense were stable versus prior year • Efficiency ratio improved 54 basis points year-over-year • Completed a technology initiative with successful conversion of retail customer base to new digital platform 1 Includes Occupancy & Equipment, Other Non-interest Expense, Foreclosed Real Estate & Repossessed Assets and Other Credit Costs Non-interest Expense 250 200 150 100 50 0 3Q16 4Q16 1Q17 2Q17 3Q17 $117 $115 $124 $116 $115 $102 $99 $109 $105 $104 $10 $229 $11 $225 $11 $244 $12 $233 $16 $235 Compensation & Employee Benefits Foreclosed Real Estate and Other Credit Cost Compensation & Employee Benefits 350 300 250 200 150 100 50 0 $ (M ill io ns ) 6/14 9/14 12/14 3/15 6/15 ($ millions) Operating Lease Depreciation Other 1 Compensation & Employee Benefits Efficiency Ratio: Strategic Pillars Profitable Growth 2 Operating Leverage 3 11 69.00% 68.89% 74.93% 68.19% 68.46%

4Q16 3Q17 Common equity Tier 1 capital ratio1 10.24% 10.05% Tier 1 risk-based capital ratio1 11.68% 11.41% Total risk-based capital ratio1 13.69% 13.21% Tier 1 leverage ratio1 10.73% 10.88% Common equity ratio 10.09% 10.04% Tangible common equity ratio2 9.13% 9.06% Book value per common share $ 12.66 $ 13.45 Tangible book value per common share2 $ 11.33 $ 11.99 Return on average common equity3 8.40% 8.44% Return on average tangible common equity3, 4 9.43% 9.57% • Maintained strong capital ratios with earnings accumulation • Common stock dividend of 7.5 cents per share declared on October 18, 2017 • Issued $175.0 million of 5.70% Series C Non-Cumulative Perpetual Preferred Stock • Completed redemption of all Series A Non-Cumulative Perpetual Preferred Stock on October 16, 2017 • Refinance of preferred stock expected to result in annual expense savings of $3.0 million Capital and Return 1 The regulatory capital ratios for 3Q17 are preliminary, pending completion and filing of the Company’s regulatory reports 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share” slide 3 Annualized 4 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 12

PROVISION FOR CREDIT LOSSES 30 20 10 0 3Q16 4Q16 1Q17 2Q17 3Q17 $14 $20 $12 $19 $15 1 Excludes non-accrual loans and leases 2 Excluding the $8.7 million recovery from the consumer real estate non-accrual loan sale, provision for credit losses was $20.9 million, net charge-offs were $13.8 million and the net charge-off ratio was 0.31% 3 Excluding the $4.6 million recovery from the consumer real estate non-accrual loan sale, provision for credit losses was $19.1 million, net charge-offs were $12.8 million and the net charge-off ratio was 0.28% 4 Annualized ($ millions) Credit Quality Trends 300 200 100 0 3.00% 2.00% 1.00% 0.00% 9/16 12/16 3/17 6/17 9/17 $224 $228 $171 $158 $146 1.28% 1.28% 0.95% 0.86% 0.77% 0.15% 0.12% 0.09% 0.06% 0.03% 0.00% 9/16 12/16 3/17 6/17 9/17 0.12% 0.12% 0.09% 0.11% 0.13% ($ millions) 60+ DAY DELINQUENCIES1 NET CHARGE-OFFSNON-PERFORMING ASSETS Other Real Estate Owned Non-accrual Loans & Leases NPAs/Loans & Leases and Other Real Estate Owned Strategic Pillar Diversification 1 15 12 9 6 3 0 1.50% 1.20% 0.90% 0.60% 0.30% 0.00% 3Q16 4Q16 1Q17 2Q17 3Q17 $11 $12 $5 $13 $8 0.26% 0.27% 0.11% 0.28% 0.18% 2 Net Charge-offs Net Charge-off Ratio4 13 ($ millions) 3 2 3

Strategic Pillar

Diversification 1

Net Charge-off Ratio

	Quarter Ended[1]					Change from Quarter Ended
	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017[2]	Jun. 30, 2017	Sep. 30, 2017[3]	Sep. 30, 2016
Consumer:						
Consumer Real Estate:						
First Mortgage Lien	0.34%	0.26%	(0.18)%	0.15%	(0.16)%	(50) bps
Junior Lien	0.04	0.08	(0.89)	0.05	(0.38)	(42)
Total Consumer Real Estate	0.17	0.17	(0.58)	0.09	(0.29)	(46)
Auto Finance	0.86	1.09	1.12	0.83	1.13	27
Consumer [4]	**0.47**	**0.53**	**0.05**	**0.42**	**0.34**	**(13)**
Wholesale:						
Commercial	(0.01)	0.01	0.32	0.29	(0.02)	(1)
Leasing & Equipment Finance	0.18	0.10	0.13	0.14	0.10	(8)
Inventory Finance	0.10	0.07	0.01	0.09	0.08	(2)
Wholesale	**0.10**	**0.06**	**0.16**	**0.18**	**0.05**	**(5)**
Total [4]	**0.26**	**0.27**	**0.11**	**0.28**	**0.18**	**(8)**

- Net charge-off ratio decline of 8 basis points year-over-year impacted by the consumer real estate non-accrual loan sales
- Excluding the $4.6 million recovery from the consumer real estate non-accrual loan sale in 3Q17:
  - Adjusted consumer net charge-off ratio of 0.56% compared to 0.47% in 3Q16 due to increased net charge-offs in the auto finance portfolio
  - Adjusted total net charge-off ratio of 0.28% remains in the low end of long-term expectations

[1] Annualized
[2] Excluding the $8.7 million recovery from the consumer real estate non-accrual loan sale, consumer net charge-off ratio was 0.49% and total net charge-off ratio was 0.31%
[3] Excluding the $4.6 million recovery from the consumer real estate non-accrual loan sale, consumer net charge-off ratio was 0.56% and total net charge-off ratio was 0.28%
[4] Includes Other

14

Strategic Pillar Summary STRATEGIC PILLARS UPDATE DIVERSIFICATION • Continued stable credit quality driven by diversification philosophy • Origination opportunities in multiple asset classes provide flexibility to adjust asset composition based on market conditions PROFITABLE GROWTH • Increased earnings predictability with reduction in gains on sales replaced with more consistent interest income driven by continued pricing discipline • Balance sheet composition provides a competitive advantage in the current rising rate environment OPERATING LEVERAGE • Expense growth related to strategic investments in technology capabilities, including enhancing digital channels and other efficiency initiatives • Remain focused on revenue growth exceeding expense growth CORE FUNDING • Retail deposits provide a competitive pricing advantage in a rising rate environment • Completed digital platform conversion 1 2 3 4 15

Appendix

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters, are forward- looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 under the heading "Risk Factors", the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity; the effects of man-made and natural disasters, including fires, floods, tornadoes, hurricanes, acts of terrorism, civil disturbances and environmental damage, which may negatively affect our operations and/or our customers. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau ("CFPB") and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, restrictions on arbitration, or new restrictions on loan and lease products; changes affecting customer account charges and fee income, including changes to interchange rates; (continued) 17

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (cont.) regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF; governmental regulations or judicial actions affecting the security interests of creditors; deficiencies in TCF's compliance programs, including under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs including those resulting from health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance including those relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or either of the primary supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; inability to timely close underperforming branches due to long-term lease obligations; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, such as by failing to develop and maintain technology necessary to satisfy customer demands, costs and possible disruptions related to upgrading systems; the failure to attract and retain key employees. Litigation Risks. Results of litigation or government enforcement actions such as TCF's pending litigation with the CFPB and related matters, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices, or checking account overdraft program "opt in" requirements; possible increases in indemnification obligations for certain litigation against Visa U.S.A. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 18

Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity Ratio and Tangible Book Value Per Common Share1 At At Dec. 31, 2016 Sep. 30, 2017 Total equity $ 2,444,645 $ 2,596,514 Less: Non-controlling interest in subsidiaries 17,162 19,906 Total TCF Financial Corporation stockholders' equity 2,427,483 2,576,608 Less: Preferred stock 263,240 265,967 Total common stockholders' equity (a) 2,164,243 2,310,641 Less: Goodwill 225,640 227,798 Other intangibles 1,738 21,874 Tangible common equity (b) $ 1,936,865 $ 2,060,969 Total assets (c) $ 21,441,326 $ 23,005,038 Less: Goodwill 225,640 227,798 Other intangibles 1,738 21,874 Tangible assets (d) $ 21,213,948 $ 22,755,366 Common stock shares outstanding (e) 170,991,940 171,833,926 Common equity ratio (a) / (c) 10.09% 10.04% Tangible common equity ratio (b) / (d) 9.13% 9.06% Book value per common share (a) / (e) $ 12.66 $ 13.45 Tangible book value per common share (b) / (e) $ 11.33 $ 11.99 1 When evaluating capital adequacy and utilization, management considers financial measures such as the tangible common equity ratio and tangible book value per common share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. ($ thousands, except per share data) 19

Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity1 QTD QTD Dec. 31, 2016 Sep. 30, 2017 Net income available to common stockholders (a) $ 45,245 $ 48,285 Plus: Other intangibles amortization 290 806 Less: Income tax expense attributable to other intangibles amortization 103 277 Adjusted net income available to common stockholders (b) $ 45,432 $ 48,814 Average balances: Total equity $ 2,436,136 $ 2,577,017 Less: Non-controlling interest in subsidiaries 18,914 22,350 Total TCF Financial Corporation stockholders' equity 2,417,222 2,554,667 Less: Preferred stock 263,240 265,556 Average total common stockholders' equity (c) 2,153,982 2,289,111 Less: Goodwill 225,640 227,539 Other intangibles 1,872 22,279 Average tangible common equity (d) $ 1,926,470 $ 2,039,293 Return on average common equity2 (a) / (c) 8.40% 8.44% Return on average tangible common equity2 (b) / (d) 9.43% 9.57% ($ thousands) 1 When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. 2 Annualized 20